UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) : November 12, 2003


                          EMISPHERE TECHNOLOGIES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                                 1-10615                                 13-3306985
-------------------------------            ------------------------               ----------------------------
(State or other jurisdiction of            (Commission File Number)               (IRS Employer Identification
       incorporation)                                                                        Number)

      765 Old Saw Mill River Road,
             Tarrytown, NY                                                                    10591
----------------------------------------                                                    ---------
(Address of principal executive offices)                                                    (Zip Code)


Registrant's telephone number, including area code: 914.347.2220

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                      [LOGO] Emisphere Technologies, Inc.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------

(c) Exhibits. 99.1 Press Release, dated November 12, 2003, reporting the results of operations of Emisphere Technologies, Inc. (the "Registrant") for its fiscal third quarter ended September 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 12.     Disclosure of Results of Operations and Financial Condition
--------

         On November 12, 2003, Emisphere Technologies,Inc. reported its results of operations for its fiscal third quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Current report and attached Exhibit are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EMISPHERE TECHNOLOGIES, INC.

Date:    November 18, 2003                 By:      /s/ FREDRICK D. COBB
                                                    ---------------------------
                                                    Fredrick D. Cobb
                                                    Principal Financial Officer

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